UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 6, 2020
(Date of earliest event reported)

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2020, Steven Madden, Ltd. (the “Company”) entered into an amendment (the “Amendment”) to its existing collection agency agreement, dated as of July 10, 2009, as previously amended (the “Collection Agency Agreement”) with Rosenthal & Rosenthal, Inc. (“Rosenthal”). The Amendment amends the Collection Agency Agreement to provide the Company with advances to be made and letters of credit to be opened in aggregate amounts of up to $50,000,000. All other terms of the Collection Agency Agreement remain unchanged.

Prior to the Amendment, the Collection Agency Agreement provided the Company with advances to be made and letters of credit to be opened in aggregate amounts of up to $30,000,000.

Item 2.02.	Results of Operations and Financial Condition.

The information contained in Item 7.01 is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

On May 28, 2020, the Company issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 7.01 by reference, announcing the Company’s financial results for the quarter ended March 31, 2020.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is intended to be furnished under Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

By unanimous action of the Board of Directors of the Company on May 27, 2020, the Board of Directors, upon the recommendation of the Nominating/Corporate Governance Committee and in accordance with the Company’s by-laws, reduced the number of directors constituting the Company's Board of Directors from ten members to nine members, such reduction to be effective as of June 5, 2020, the date of the Company’s 2020 Annual Meeting of Stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Amendment to Collection Agency Agreement, dated May 6, 2020, between Rosenthal & Rosenthal, Inc. and the Company.

99.1	Press Release, dated May 28, 2020, issued by Steven Madden, Ltd.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2020

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chief Executive Officer